AXS Alternative Growth Fund

Class A Shares: EEHAX

Class I Shares: EEHIX

AXS Multi-Strategy Alternatives Fund

Class I Shares: KCMIX

Class R-I Shares: KCMTX

Each a series of Investment Managers Series Trust II

Supplement dated June 25, 2020 to the

Prospectus and Statement of Additional Information (“SAI”)

dated October 18, 2019 as revised November 18, 2019 and February 1, 2020, as supplemented.

Effective immediately, the following changes are made to the Funds’ Prospectus and SAI to reflect that the investment advisory fee received by AXS Investments LLC, the Advisor to the Funds, from each Fund is payable twice per month.

The fifth paragraph and subsequent table under the section entitled “Investment Advisor” of the Prospectus is deleted and replaced with the following:

Pursuant to the Advisory Agreement, for its services, the Advisor is entitled to receive an annual management fee as listed below of each Fund’s average daily net assets, calculated daily and payable twice per month.

Fund	Contractual Advisory Fees As a Percentage of Average Daily Net Assets
AXS Multi-Strategy Alternatives Fund	1.00%
AXS Alternative Growth Fund	0.75%

The third paragraph under the section entitled “The Advisor” of the SAI is deleted and replaced with the following:

In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from each Fund an investment advisory fee computed daily and paid twice per month based on an annual rate equal to a percentage of the Fund’s average daily net assets specified in the Prospectus.

Please file this Supplement with your records.